Prospectus Supplement
John Hancock Exchange-Traded Fund Trust
John Hancock International High Dividend ETF (the fund)
Supplement dated January 29, 2026 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Effective January 29, 2026 (the Effective Date), Marco Leung, CFA is added as a portfolio manager of the fund. Sam Haidar, Ph.D, Geoffrey Kelley, CFA, and Boncana Maiga, CFA, CIM will continue as portfolio managers of the fund, and together with Marco Leung are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of the Effective Date, the following information is added under the heading “Portfolio management”:
Marco Leung, CFA
Portfolio Manager
Managed the fund since 2026
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
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